CONVERTIBLE NOTE	12 Months Ended
Sep. 30, 2025
CONVERTIBLE NOTE
CONVERTIBLE NOTE

NOTE 13 — CONVERTIBLE NOTE

On August 1, 2025, the Company entered into a securities purchase agreement with an accredited investor (the “Investor” or “Lender”) relating to the issuance and sale of (a) a convertible promissory note (“the Note”) in the principal amount of $2,200,000, at a purchase price of $2,000,000, convertible into Class A ordinary shares of par value of $0.00025 each; and (b) 1,069,500 ordinary shares (the “Pre-Delivery Shares). The transaction was closed on August 4, 2025. According to the convertible promissory note, such notes will be convertible into a certain number of Conversion Shares. The debt instrument matures 12 months from the note issuing date, with the full outstanding balance due at maturity, and bears a simple annual interest rate of 9%; an 18% annual default interest rate will apply upon the occurrence of an Event of Default. In connection with the instrument, 1,069,500 Class A Ordinary Shares (Pre-Delivery Shares) were purchased at a nominal price of $0.00025 per share. Following the full repayment of the note, the Company has the right to repurchase all such Pre-Delivery Shares (adjusted for any share splits) at the same nominal price of $0.00025 per share within 30 Trading Days of the repayment date.

The Company has identified and evaluated the embedded features of the convertible notes and concluded that as the conversion feature contains a net settlement feature and meets all the characteristics of a derivative, therefore it should be bifurcated from the convertible note. Consequently, the Company accounts for the conversion feature as a derivative liability.

NOTE 13 — CONVERTIBLE NOTES (Continued)

As Pre-delivery shares can be separately exercised, i.e. each can continue to exist unchanged when the other is exercised; the Company concluded that they were freestanding. The Pre-delivery Shares are considered a form of stock borrowing facility and are accounted for as own-share lending arrangement. The Company did not receive any proceeds or pay any consideration related to the Pre-delivery Shares, except that the Company received a one-time nominal fee of US$267 upon the issuance of the Pre-delivery Shares and will pay the same amount to the investors upon the return of Pre-delivery Shares. The Pre-delivery Shares were issued on August 4, 2025. The Company accounted for the share lending arrangement as an issuance cost and recorded at fair value on the issuance date of $33.542 which was credited to additional paid-in capital. Although legally issued, the Pre-delivery Shares were not considered outstanding and therefore excluded from basic and diluted earnings (loss) per share unless default of the share lending arrangement occurs, at which time the Pre-delivery Shares would be included in the basic and diluted earnings (loss) per share calculation.

The amortized cost of the convertible note as of September 30, 2025 consisted of the following:

As of
September 30,
2025
Convertible note- issued in August 2025	$2,200,000
Less: derivative liability fair value	(263,727)
debt discount and debt issuance costs	(460,000)
Fair value adjustment for Pre-Delivery Shares related to the issuance of the convertible note	(33,542)
Convertible Note	1,442,731
Interest payable for the convertible note (including amortization of issuance cost)	149,179
Total convertible notes and interest payable of convertible note	$1,591,910

Segregation of interest expenses:

For the year ended
September 30,
2025
Interest accrued	30,921
Amortization of issuance cost and discounts	118,258
Total interest expense for the convertible note	$149,179

The effective interest rate of the note is 66.2%. The discount on the note shall be subject to further amortization over a ten-month period.

The Company was not able to have the F-1 filing effective within 90 days after issuance of the convertible note. It triggered a default event.